MFS(R) GLOBAL TOTAL RETURN FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

         Frederick J. Simmons, a Senior Vice President of MFS, has been a portfolio manager of the fund since 1991, and has been employed in the investment management area of MFS since 1971. Steven R. Gorham, a Senior Vice President of MFS, has been a portfolio manager of the fund since July 2000, and has been employed in the investment management area of MFS since 1992. Barnaby Wiener, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the fund, effective January 15, 2003. Messrs. Simmons, Gorham and Wiener are managers of the common stock portion of the fund's portfolio. Matthew W. Ryan, a Vice President of MFS, is the manager of the fixed income portion of the fund's portfolio. Mr. Ryan has been a portfolio manager of the fund since September 2002, and has been employed in the investment management area of MFS since 1997.

                The date of this Supplement is February 1, 2003.